UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date  of report (Date of earliest event reported):
              September 8, 2004 (September 1, 2004)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 Termination of Material Definitive Agreement.

     On September 1, 2004, the Registrant's accessory subsidiary, Innovo Inc., executed a letter agreement, attached hereto and incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K, with IP Holdings LLC, the assignee of the Bongo(R) mark to provide for the early termination of its license for bags and small leather/pvc goods bearing the Bongo(R) mark. The parties mutually agreed to the early termination of the license agreement to be effective as of December 31, 2004. In addition, the parties agreed to a reduced royalty rate of two and one-half percent of net sales instead of the five percent royalty rate in the original license agreement for product shipped between August 1, 2004 and December 31, 2004. Innovo will continue to pay a two percent advertising royalty on net sales, but has no further obligation to contribute money to produce product samples, fees or for the participation of staff members in all brand events and tradeshows. Both parties will be absolved of all other contractual matters as of December 31, 2004.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On  September 3, 2004,  Patricia Anderson, the  Registrant's
President and a member of its Board of Directors, resigned as President and Director effective as of close of business on September 3, 2004, to pursue other interests.

     On  September 3, 2004, the  Registrant's  Board of Directors
appointed  Marc B. Crossman,   the  Registrant's Chief  Financial
Officer and a member of its Board of Directors, to the position of President, in addition to his other positions.

     On September 8, 2004, the Registrant issued a press release, which is attached hereto and incorporated herein by reference as
Exhibit 99.1 to this Current Report on Form 8-K, regarding the resignation of Ms. Anderson and the subsequent appointment of Mr. Crossman to fill the position of President of Innovo Group Inc.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

Exhibit 10.1        Letter Agreement between IP Holdings LLC and
                     Innovo Inc.

Exhibit 99.1        Press Release dated September 8, 2004

                              <1>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  September 8, 2004      By:  /s/ Samuel J. Furrow, Jr.
                                 ---------------------------
                                 Samuel J. Furrow, Jr.
                                 Chief Executive Officer and
                                 Director
                                 (Principal Executive Officer)


                              <2>

                          Exhibit Index

Exhibit
Number         Description

Exhibit 10.1        Letter Agreement between IP Holdings LLC and
                     Innovo Inc.

Exhibit 99.1        Press Release dated September 8, 2004

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